O'CONNOR FUND OF FUNDS: MASTERS

PROSPECTUS SUPPLEMENT

MARCH 2014

The information set forth below supplements and supersedes any contrary information contained in the Prospectus dated September 10, 2013 (the "Prospectus") of O'Connor Fund of Funds: Masters (the "Fund").  Prospective investors are urged to read the Prospectus carefully, which is provided together with (or has preceded) this Supplement.  Capitalized terms not otherwise defined herein shall have the same meaning as provided in the Prospectus.  If the prospective investor wishes to invest in the Fund, the investor must complete, execute and return the Fund's Investor Certificate, which is attached to the Prospectus as Appendix A.

The Adviser, pursuant to its "Expense Limitation and Reimbursement Agreement" with the Fund, limits indefinitely the amount of "Specified Expenses" borne by the Fund to an amount not to exceed 1.62% per annum of the Fund's net assets.  "Specified Expenses" includes all expenses incurred in the business of the Fund, excluding (i) the Incentive Fee, (ii) fees of the Investment Funds in which the Fund invests and (iii) extraordinary expenses.  To the extent that the Adviser pays or bears Specified Expenses, it will not seek reimbursement for any such amounts.